                                                                    Exhibit 10.7


                       REGULATION S SUBSCRIPTION AGREEMENT


                          INLITE COMPUTERS INCORPORATED


Sir or Madam:

         1. Application. The undersigned, intending to be legally bound, hereby purchases from Inlite Computers Incorporated ("Seller"), __________ Shares (the "Shares") of the Common Stock (the "Common Stock") of Seller (the "Company") at a purchase price of $.___ per Share, or $________ in the aggregate. The undersigned understands that this subscription may be accepted or rejected in whole or in part by Seller in its sole discretion and that this subscription is and shall be irrevocable unless Seller for any reason rejects this subscription.

         THE SECURITIES offered hereby HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES ACT OF ANY STATE UNDER ANY STATE SECURITIES LAW. THEY ARE BEING OFFERED PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER REGULATION S ("REGULATION S") PROMULGATED UNDER THE SECURITIES ACT. THE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO U.S. PERSONS (AS SUCH TERM IS DEFINED IN REGULATION S) UNLESS THE SECURITIES ARE REGISTERED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, OR SUCH OFFERS, SALES AND TRANSFERS ARE MADE PURSUANT TO AVAILABLE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

         2. Representations and Warranties of the Subscriber. The undersigned represents and warrants to Seller as follows:

                  (a) The undersigned, in making the decision to purchase the Shares, has relied upon independent investigations made by him or it and his or its representatives, if any. The undersigned and/or his or its advisors have had a reasonable opportunity to ask questions of and receive answers from Seller concerning the Shares.

                  (b) The undersigned has been supplied with or has sufficient access to all information, including financial statements and other financial information of the Company, and has been afforded with an opportunity to ask questions of and receive answers concerning information to which a reasonable investor would attach significance in making investment decisions, so that as a reasonable investor the undersigned has been able to make the undersigned's decision to purchase the Shares.

                  (c) The undersigned is able to bear the substantial economic risks of an investment in the Shares for an indefinite period of time, has no need for liquidity in such investment, has made commitments to investments that are not readily marketable which are reasonable in relation to the undersigned's net worth and, at the present time, could afford a complete loss of such investment.

                  (d) The undersigned has such knowledge and experience in financial, tax and business matters so as to enable him or it to utilize the information made available to the undersigned in connection with the sale of the Shares to evaluate the merits and risks of an investment in the Shares and to make an informed investment decision with respect thereto.

                  (e) The undersigned understands that the Shares are being sold in reliance on an exemption from the registration requirements of federal and state securities laws under Regulation S promulgated under the Securities Act and that the Seller is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the undersigned set forth herein in order to determine the applicability of such exemptions and the suitability of the undersigned to purchase the Shares. The representations, warranties and agreements contained herein are true and correct as of the date hereof and may be relied upon by the Seller, and the undersigned will notify the Seller immediately of any adverse change in any such representations and warranties which may occur prior to the acceptance of this Agreement by the Seller and will promptly send the Company written confirmation thereof if requested by the Seller. The representations, warranties and agreements of the undersigned contained herein shall survive the execution and delivery of this Agreement and the purchase of the Shares.

                  (f) Neither the undersigned nor any person or entity for whom the undersigned is acting as fiduciary is a U.S. person. A U.S. person means any one of the following:

                           (i) any natural person resident in the United States of America;

                           (ii) any partnership or corporation organized or incorporated under the laws of the United States of America;

                           (iii) any estate of which any executor or administrator is a U.S. person;

                           (iv) any trust of which any trustee is a U.S. person;

                           (v) any agency or branch of a foreign entity located in the United States of America;

                           (vi) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

                           (vii) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States of America; and

                           (viii) any partnership or corporation if:

                                    (A) organized or incorporated under the laws
                  of any foreign jurisdiction; and

                                    (B) formed by a U.S. person principally for
                  the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts.

                           (g) ALL OFFERS AND SALES OF THE SHARES PRIOR TO THE EXPIRATION OF THE DISTRIBUTION COMPLIANCE PERIOD AS DEFINED IN RULE 902 SHALL ONLY BE MADE IN COMPLIANCE WITH THE SAFE HARBOR CONTAINED IN REGULATION S, PURSUANT TO REGISTRATION OF SECURITIES UNDER THE SECURITIES ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, AND ALL OFFERS AND SALES AFTER THE DISTRIBUTION COMPLIANCE PERIOD SHALL BE MADE ONLY PURSUANT TO SUCH A REGISTRATION OR TO SUCH EXEMPTION FROM REGISTRATION.

                           (h) ALL DOCUMENTS RECEIVED BY THE UNDERSIGNED INCLUDE STATEMENTS TO THE EFFECT THAT THE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS OR FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON (OTHER THAN DISTRIBUTORS AS DEFINED IN REGULATION S) DURING THE DISTRIBUTION COMPLIANCE PERIOD AS DEFINED IN RULE 902 UNLESS THE SHARES ARE REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS IS AVAILABLE.

                           (i) IN THE VIEW OF THE SEC, THE STATUTORY BASIS FOR THE EXEMPTION CLAIMED FOR THIS TRANSACTION WOULD NOT BE PRESENT IF THE OFFERING OF SHARES, ALTHOUGH IN TECHNICAL COMPLIANCE WITH REGULATION S, IS PART OF A PLAN OR SCHEME TO EVADE THE REGISTRATION PROVISIONS OF THE SECURITIES ACT. THE UNDERSIGNED IS ACQUIRING THE SHARES FOR INVESTMENT PURPOSES AND HAS NO PRESENT INTENTION TO SELL THE SHARES IN THE UNITED STATES OF AMERICA TO A U.S. PERSON OR FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON.

                           (j) THE UNDERSIGNED AGREES THAT THE CERTIFICATES REPRESENTING THE SHARES SHALL CONTAIN A LEGENT TO THE FOREGOING EFFECT.

                           (j) Neither the undersigned nor any of his or its affiliates or agents will, directly or indirectly, maintain any short position in the Shares or any other securities of the Company for so long as any of the Shares are owned by the undersigned.

                  3.       Miscellaneous.

                           (a) This Agreement shall survive the death or disability of the undersigned and shall be binding upon the undersigned's heirs, executors, administrators, successors and permitted assigns.

                           (b) This Agreement and the documents referred to herein constitute the entire agreement between the parties hereto with respect to the subject matter hereof and together supersede all prior discussions or agreements in respect thereof.

                           (c) This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute a single document.




                           [signature page to follow]

         IN WITNESS WHEREOF, the undersigned has executed this Agreement this ____ day of _______________, 2001.


Number of Shares Purchased:          _________

Aggregate Purchase Price:  $_________


                                                  ______________________________
                                                  (Signature of Purchaser)

                                                  ______________________________
                                                  Print or Type Name

                                                  Residence or Business Address:

                                                  ______________________________
                                                  Street

                                                  ______________________________
                                                  City         State    Zip Code

                                                  Mailing Address (if different
                                                  from Residence or Business
                                                  Address):

                                                  ______________________________
                                                  Street

                                                  ______________________________
                                                  City         State    Zip Code

ACCEPTED AND AGREED TO:

Inlite Computers Incorporated



By:______________________________________

Name:____________________________________

Title:___________________________________

Date:______________________________, 2001